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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                January 19, 2001


                          ADC TELECOMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



                                    MINNESOTA
         (State or other jurisdiction of incorporation of organization)



           0-1424                                    41-0743912
  (Commission File Number)              (IRS Employer Identification Number)





              12501 Whitewater Drive
               Minnetonka, Minnesota                           55343
     (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code (952) 938-8080


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Item 5.           OTHER EVENTS

On January 19, 2001, ADC Telecommunications, Inc. issued a press release announcing that it has updated guidance on financial results. The press release is attached as Exhibit 99 to this Form 8-K.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  Exhibit 99 ADC Telecommunications, Inc. press release issued January 19, 2001


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ADC TELECOMMUNICATIONS, INC.
                                                       Registrant


Date:  January 19, 2001                    By   /s/  Charles T. Roehrick
                                              ---------------------------------
                                               Name:  Charles T. Roehrick
                                              Title:  Vice President and
                                                      Controller


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                                  EXHIBIT INDEX

Exhibit Number      Exhibit
--------------      -------
99                  ADC Telecommunications, Inc. Press Release issued
                    January 19, 2001